                                                                   Tiffany & Co.

                                                             Report on Form 10-K

                                                                 Exhibit 10.116c

                                  TIFFANY & CO.

                                AMENDMENT NO. 12



         AMENDMENT NO. 12 (this "Amendment"), dated as of June 22, 2000, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Issuing Bank, as Swing Line Lender, as Arranging Agent and as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, Amendment No. 6, dated as of October 1, 1998, Amendment No. 7, dated as of November 30, 1998, Amendment No. 8, dated as of March 8, 1999, Amendment No. 9, dated as of July 15, 1999, Amendment No. 10, dated as of October 20, 1999, and Amendment No. 11, dated as of February 14, 2000 (as amended, the "Credit Agreement").

         Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section
11.1 of the Credit Agreement, the Parent, the Borrowers and Administrative Agent hereby agree as follows:

         1. Section 2.1(e)(iii) of the Credit Agreement is hereby amended to delete the amount "$6,000,000" appearing at the end thereof and to replace it with the amount "$10,000,000".

         2. Exhibit A-2 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

         3. This Amendment shall become effective immediately upon receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent and the Required Lenders.

         4. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         5. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

         6. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party.

         7. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         8. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.



         [Signature pages follow]

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 12



         The parties have caused this Amendment to be duly executed as of the date first written above.


                                TIFFANY & CO., a Delaware corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________


                                TIFFANY AND COMPANY, a New York
                                corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________


                                TIFFANY & CO. INTERNATIONAL, a Delaware
                                corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________


                                SOCIETE FRANCAISE POUR LE  DEVELOPPMENT
                                DE LA PORCELAINE D'ART (S.A.R.L.), a
                                French corporation

                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________

                                TIFFANY-FARAONE S.P.A., an Italian
                                corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________




                                TIFFANY & CO. JAPAN INC., a Delaware
                                corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________




                                TIFFANY & CO. PTE, LTD., a Singapore
                                corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________



                                TIFFANY & CO, a United Kingdom corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________



                                TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________

                                TIFFCO KOREA LTD., a Korean corporation




                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________




                                TIFFANY & CO. MEXICO, S.A. de C.V., a Mexican corporation

                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________




                                THE BANK OF NEW YORK, as Administrative Agent


                                By:      ______________________________

                                Name:    ______________________________

                                Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 12

AGREED AND CONSENTED TO:


THE BANK OF NEW YORK, individually



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 12



AGREED AND CONSENTED TO:



THE CHASE MANHATTAN BANK



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 12


AGREED AND CONSENTED TO:



THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 12




AGREED AND CONSENTED TO:



THE FUJI BANK, LTD.



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 12




AGREED AND CONSENTED TO:



FLEET NATIONAL BANK



By:      ______________________________

Name:    ______________________________

Title:   ______________________________


By:      ______________________________

Name:    ______________________________

Title:   ______________________________



FLEET PRECIOUS METALS INC.



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

                               TIFFANY EXHIBIT A2
                     LIST OF INDIVIDUAL CURRENCY COMMITMENTS


Australian Dollars
------------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
Dai-Ichi Kangyo                                                            $3,500,000.00
Fuji Bank                                                                  $3,000,000.00

Canadian Dollars
----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
           -                                                                    -

Hong Kong Dollars
-----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $3,000,000.00

Italian Lira
------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
The Chase Manhattan Bank                                                   $6,000,000.00

Korean Won
----------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $10,000,000.00

Malaysian Ringgit
-----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

Mexican Pesos
-------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

New Taiwan Dollars
------------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $5,000,000.00

Philippine Pesos
----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

Singapore Dollars
-----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $3,000,000.00

Swiss Francs
------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
The Chase Manhattan Bank                                                   $5,000,000.00

Thai Baht
---------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

                                                                   Tiffany & Co.

                                                             Report on Form 10-K

                                                                 Exhibit 10.116c



                                  TIFFANY & CO.

                                AMENDMENT NO. 13



         AMENDMENT NO. 13 (this "Amendment"), dated as of November 1, 2000, to the Credit Agreement, dated as of June 26, 1995, by and among Tiffany & Co., Tiffany and Company, Tiffany & Co. International, the Subsidiary Borrowers party thereto, the Lenders party thereto and The Bank of New York, as Issuing Bank, as Swing Line Lender, as Arranging Agent and as Administrative Agent, as amended by Amendment No. 1, dated as of November 9, 1995, Amendment No. 2, dated as of August 15, 1996, Amendment No. 3, dated as of January 22, 1997, Amendment No. 4, dated as of August 4, 1997, Amendment No. 5, dated as of November 20, 1997, Amendment No. 6, dated as of October 1, 1998, Amendment No. 7, dated as of November 30, 1998, Amendment No. 8, dated as of March 8, 1999, Amendment No. 9, dated as of July 15, 1999, Amendment No. 10, dated as of October 20, 1999, Amendment No. 11, dated as of February 14, 2000, and Amendment No. 12, dated as of June 22, 2000 (as amended, the "Credit Agreement").

         Except as otherwise provided herein, capitalized terms used herein which are not defined herein shall have the meanings set forth in the Credit Agreement.

         In consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and pursuant to Section
11.1 of the Credit Agreement, the Parent, the Borrowers and Administrative Agent hereby agree as follows:

         1. Section 1.1 of the Credit Agreement is hereby amended to amend and restate clause (x) of the definition of "Individual Currency Commitment" to read as follows: "(x) increased or reduced from time to time pursuant to Section
2.9 or".

         2. Section 2.1(e)(iii) of the Credit Agreement is hereby amended and restated to read as follows:

         (iii) with respect to any Applicable Currency, the aggregate principal amount of the Individual Currency Loans of such Lender designated in such Applicable Currency shall not exceed such Lender's Individual Currency Commitment for such Applicable Currency, and.

         3. Section 2.9(c) of the Credit Agreement is hereby amended to add the following at the end thereof:

         The Parent may at any time or from time to time request a Lender to provide a new, or to increase an existing, Individual Currency Commitment, and the Lender may, in its sole and absolute discretion, agree so to provide or increase such Individual Currency Commitment, provided that the Parent and such Lender shall promptly notify the Administrative Agent in a writing, executed by the Parent and such Lender, of such new or increased Individual Currency Commitment. Such new or increased Individual Currency Commitment shall become effective upon receipt by the Administrative Agent of such notice executed by the Parent and the applicable Lender. Promptly following its receipt of such notice, the Administrative Agent shall prepare and distribute to the Parent and the Lenders a new replacement Exhibit A-2 evidencing such new or increased Individual Currency Commitment.

         4. Exhibit A-2 to the Credit Agreement is hereby amended and restated in its entirety in the form attached hereto.

         5. This Amendment shall become effective immediately upon receipt by the Administrative Agent of this Amendment executed by a duly authorized officer or officers of the Parent, the Borrowers, the Administrative Agent, The Chase Manhattan Bank (as the Lender increasing an Individual Currency Commitment as set forth on Exhibit A-2 attached hereto) and the Required Lenders.

         6. Except as amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         7. In order to induce the Administrative Agent to execute this Amendment and the Required Lenders to consent hereto, the Parent and the Borrowers each hereby (a) certifies that, on the date hereof and immediately before and after giving effect to this Amendment, all representations and warranties contained in the Credit Agreement are and will be true and correct in all respects, (b) certifies that, immediately before and after giving effect to this Amendment, no Default or Event of Default exists or will exist under the Loan Documents, and (c) agrees to pay the reasonable fees and disbursements of counsel to the Administrative Agent incurred in connection with the preparation, negotiation and closing of this Amendment.

         8. Each of the Parent and the Borrowers hereby (a) reaffirms and admits the validity, enforceability and continuation of all the Loan Documents to which it is a party and its obligations thereunder, and (b) agrees and admits that as of the date hereof it has no valid defenses to or offsets against any of its obligations under the Loan Documents to which it is a party.

         9. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment to produce or account for more than one counterpart signed by the party to be charged.

         10. This Amendment is being delivered in and is intended to be performed in the State of New York and shall be construed and enforceable in accordance with, and be governed by, the internal laws of the State of New York without regard to principles of conflict of laws.

         [Signature pages follow]

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13



         The parties have caused this Amendment to be duly executed as of the date first written above.


                             TIFFANY & CO., a Delaware corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________


                             TIFFANY AND COMPANY, a New York
                             corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________


                             TIFFANY & CO. INTERNATIONAL, a Delaware
                             corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________


                             SOCIETE FRANCAISE POUR LE DEVELOPPMENT
                             DE LA PORCELAINE D'ART (S.A.R.L.),
                             a French corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13

                             TIFFANY-FARAONE S.P.A., an Italian
                             corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________




                             TIFFANY & CO. JAPAN INC., a Delaware
                             corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________





                             TIFFANY & CO. PTE, LTD., a Singapore
                             corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________




                             TIFFANY & CO, a United Kingdom corporation



                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________




                             TIFFANY & CO. WATCH CENTER S.A., a Swiss corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13


                             TIFFCO KOREA LTD., a Korean corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________




                             TIFFANY & CO. MEXICO, S.A. de C.V., a Mexican corporation


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________



                             THE BANK OF NEW YORK, as Administrative Agent


                             By:      ______________________________

                             Name:    ______________________________

                             Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13


AGREED AND CONSENTED TO:
THE BANK OF NEW YORK, individually



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13


AGREED AND CONSENTED TO:



THE CHASE MANHATTAN BANK



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13


AGREED AND CONSENTED TO:



THE DAI-ICHI KANGYO BANK
LIMITED (NEW YORK BRANCH)



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13


AGREED AND CONSENTED TO:



THE FUJI BANK, LTD.



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

TIFFANY CREDIT AGREEMENT
AMENDMENT NO. 13


AGREED AND CONSENTED TO:



FLEET NATIONAL BANK



By:      ______________________________

Name:    ______________________________

Title:   ______________________________


By:      ______________________________

Name:    ______________________________

Title:   ______________________________



FLEET PRECIOUS METALS INC.



By:      ______________________________

Name:    ______________________________

Title:   ______________________________

                               TIFFANY EXHIBIT A2
                     LIST OF INDIVIDUAL CURRENCY COMMITMENTS


Australian Dollars
------------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
Dai-Ichi Kangyo                                                            $3,500,000.00
Fuji Bank                                                                  $3,000,000.00

Canadian Dollars
----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

Hong Kong Dollars
-----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $3,000,000.00

Italian Lira
------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
The Chase Manhattan Bank                                                   $15,000,000.00

Korean Won
----------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $10,000,000.00

Malaysian Ringgit
-----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

Mexican Pesos
-------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

New Taiwan Dollars
------------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $5,000,000.00

Philippine Pesos
----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -

Singapore Dollars
-----------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
BNY                                                                        $3,000,000.00

Swiss Francs
------------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
The Chase Manhattan Bank                                                   $5,000,000.00

Thai Baht
---------
         Lender                                                    Individual Currency Commitment
         ------                                                    ------------------------------
             -                                                                   -